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                                                                   Exhibit 10.59

          AQUATIC CELLULOSE INTERNATIONAL CORPORATION 331 4th Street NE
                                Salmon Arm, B.C.
                                 Canada VIE 2X0

                                 April 30, 2007


AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC 1044 Northern Boulevard Suite 302
Roslyn, New York 11576


         Re: Aquatic Cellulose International Corporation (the "Company") - Amendment of all Debentures Issued to Ajw Partners, LLC, ALW Offshore, Ltd. and AJW Qualified Partners, LLC (The "Debentures").

Ladies and Gentlemen:

         This letter sets forth the agreement of the parties hereto to provide for (i) an amendment of the conversion price of certain debentures which are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), originally issued by the Company to AJW PARTNERS, LLC; AJW OFFSHORE, Ltd. and AJW QUALIFIED PARTNERS, LLC, (collectively, the "Investors").

         1. By execution hereof, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that: The Applicable Percentage (as defined in the Debentures) is hereby amended to be 25.0%.

         2. All other provisions of the Debentures shall remain in full force and effect.

         The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement, including without limitation the issuance of amended Debentures.

         Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.


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                                                Sincerely,

                                                AQUATIC CELLULOSE
                                                INTERNATIONAL, INC.

                                                /s/ Sharidan B. Westgarde
                                                ---------------------------
                                                Sheridan B. Westgarde
                                                President

ACCEPTED AND AGREED:
AJW PARTNERS, LLC By: SMS GROUP, LLC


__________________________
Corey S. Ribotsky, Manager


AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC


__________________________
Corey S. Ribotsky, Manager


AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC


__________________________
Corey S. Ribotsky, Manager